EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

ALPINE CAPITAL, L.P.

By: Algenpar, Inc., its general partner

By: /s/ Kevin G. Levy
Kevin G. Levy
       Vice President

ALGENPAR, INC.

By: /s/ Kevin G. Levy
       Kevin G. Levy
       Vice President

KEYSTONE GROUP, L.P.

By: Keystone MGP, LLC, its managing general partner

By: Keystone Manager, LLC, its manager

By: /s/ Kevin G. Levy
      Kevin G. Levy
      Vice President

KEYSTONE MGP, LLC

By: Keystone Manager, LLC, its manager

By: /s/ Kevin G. Levy
      Kevin G. Levy
      Vice President

KEYSTONE MANAGER, LLC

By: /s/ Kevin G. Levy
      Kevin G. Levy
      Vice President

/s/ Stratton R. Heath III
STRATTON R. HEATH III

/s/ Kevin G. Levy
Kevin G. Levy,
Attorney-in-Fact for:

THE ANNE T. AND ROBERT M. BASS
   FOUNDATION (1)
ANNE T. BASS (2)
ROBERT M. BASS (3)
J. TAYLOR CRANDALL (4)

CAPITAL PARTNERSHIP, L.P.

By: Capital Genpar, L.L.C., its general partner

By: /s/ Kevin G. Levy
       Kevin G. Levy
       Vice President

CAPITAL GENPAR, L.L.C.

By: /s/ Kevin G. Levy
        Kevin G. Levy
        Vice President

CHRISTOPHER MADDOX BASS TRUST

By: Panther City Investment Company, its Trustee

By: /s/ Thomas W. White
       Thomas W. White
       President

TIMOTHY RICHARDSON BASS TRUST

By: Panther City Investment Company, its Trustee

By: /s/ Thomas W. White
       Thomas W. White
       President

ANNE CHANDLER BASS TRUST

By: Panther City Investment Company, its Trustee

By: /s/ Thomas W. White
       Thomas W. White
       President

MARGARET LEE BASS TRUST

By: Panther City Investment Company, its Trustee

By: /s/ Thomas W. White
       Thomas W. White
       President

PANTHER CITY INVESTMENT COMPANY

By: /s/ Thomas W. White
       Thomas W. White
       President

PANTHER CITY PRODUCTION COMPANY

By: /s/ Thomas W. White
       Thomas W. White
       President

ARB GRANDSON'S TRUST FOR ROBERT M. BASS

By: /s/ Robert M. Bass
       Robert M. Bass
       Trustee

By: /s/ William P. Hallman, Jr.
       William P. Hallman, Jr.
        Trustee

/s/ William P. Hallman, Jr.
WILLIAM P. HALLMAN, JR.

(1)     A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of The Anne T. and Robert M. Bass Foundation previously has been filed with the Securities and Exchange Commission.

(2)     A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Anne T. Bass previously has been filed with the Securities and Exchange Commission.

(3)     A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.

(4)     A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.